OMB APPROVAL
OMB Number: 3235-0060
Expires: January 31, 2008
Estimated average burden hours per response: 28

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 25, 2006

General Metals Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24189	65-0488983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3163 Kennedy Boulevard Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

RECOV Energy Corp.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 3.02

Unregistered Sales of Equity Securities

T he Company issued 4,950,000 shares of its common stock on January 25, 2006.  These shares were issued in partial conversion of the convertible demand notes payable.  In this action the Company decreased its note payable debt by $91,575.

Additionally, on February 8, 2006 the Company issued 500,000 shares of common stock to David Salari as a signing bonus for joining the Company’s board of directors.

Item 5.02:

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

David J. Salari P.Eng. – Mr. Salari has served as a Director of General Gold Corporation since November 17, 2004 and is a Professional Engineer with a metallurgical and process engineering background. Over the past 20 years, Mr. Salari has been involved in the design, supply, and commissioning of mining and mineral processing systems throughout the world for gold and silver, base metals, and industrial minerals. In 2003 and 2004 he was involved as Process Manager for the construction and start-up of a 4000 TPD cyanide heap leach operation at GoldSpring’s Plum Mine in the Comstock Lode located just outside Virginia City, NV. His duties included heap leach pad construction, recovery plant design/build, day to day process operations and dealing with The Nevada Division of Environmental Protection (NDEP) in permit related issues.

In mid 2004, Mr. Salari founded and is still President of D.E.N.M. Engineering, a company engaged in the engineering, design and installation of mineral processing equipment and systems. Most recently, Mr. Salari, through D.E.N.M., was hired to commission the largest Merrill Crowe gold and silver processing facility in the world, owned by Barrick Gold and located in Argentina.

From 1986 to 2004 Mr. Salari was the Vice President of MPE International Inc. where he managed the engineering and design of metallurgical processing equipment for precious, base, and industrial minerals. From 1980 to 1986 Mr. Salari worked with Placer Development Ltd. in various metallurgist and engineering capacities. Mr. Salari is a graduate of the University of Toronto (1980) with a BASC degree in Metallurgical Engineering.

Item 9.01  Financial Statements and Exhibits.

c) Exhibits:

99

Press release dated January 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  February 8, 2006

General Metals Corporation

/s/ Richard Verdiramo

_______________________________

Richard Verdiramo

President